SUPPLEMENT TO THE
SPARTAN® INVESTMENT GRADE BOND FUND

A Fund of Fidelity Charles Street Trust

November 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

Effective May 7, 2004, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 32.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

SIGB-04-01 May 7, 2004
1.477033.108